================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 6, 2006

                             MATRIA HEALTHCARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                0-20619                                   20-2091331
        ------------------------               ---------------------------------
        (Commission File Number)               (IRS Employer Identification No.)

    1850 Parkway Place, Marietta, GA                         30067
----------------------------------------       ---------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                  770-767-4500
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02. Results of Operations and Financial Condition.

     On January 6, 2006 the Registrant issued a press release announcing its outlook for fiscal 2006. A copy of the press release announcing the Company's outlook for fiscal 2006 is attached as Exhibit 99.1.

     The attached press release includes a presentation of forecasted 2006 earnings from continuing operations and diluted earnings (loss) per share from continuing operations, excluding certain unusual items, for the fiscal year ending December 31, 2006. Such measures are not measures of financial performance under GAAP and should not be considered as alternatives to earnings from continuing operations and diluted earnings (loss) per share from continuing operations, as computed under GAAP for the applicable periods. The Company considers earnings from continuing operations and diluted earnings (loss) per share from continuing operations, to be the most comparable GAAP measures and the Company has presented reconciling information in the press release.

     The non-GAAP measures described above exclude share-based compensation. Management uses earnings measures adjusted to exclude such items as part of its evaluation of the performance of the Company. The Company believes that these measures provide useful information to investors because the items that are excluded relate to unusual events that resulted in a significant impact and are not likely to recur regularly or in predictable amounts and, consequently, presenting net earnings and earnings per share, excluding such unusual items, is meaningful supplemental information for investors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:
99.1   Press release, dated January 6, 2006.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Matria Healthcare, Inc.

                                        By: /s/  Parker H. Petit
                                            ------------------------------------
                                            Parker H. Petit
                                            Chairman and Chief Executive Officer

Dated:  January 6, 2006

                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
-------       ------------------------------------------------------------------
99.1          Press release by Matria Healthcare, Inc. dated January 6, 2006.